As of January 31, 2014 VII Peaks Co-Optivisttm Income BDC II, Inc. - Fund Fact Sheet1 Fund Overview The VII Peaks Co-Optivist™ Income BDC II, Inc. is a registered business development company (BDC) that seeks to generate current income and capital appreciation, without the use of leverage. The BDC intends to primarily invest in discounted corporate debt and equity-linked debt securities of public and private companies that have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage but also a perceived risk of near term liquidity issues. Risk Factors Distributions may include a return of capital which generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deductions of the fees and expenses payable in connection with the offering, including fees payable to our Manager. Our distributions in our initial year of investment operations were not based on our investment performance, but were supported by our Manager in the form of operating expense support payments to us, and a portion of our distributions constituted a return of capital. We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments. Our Manager and certain of its affiliates, some of which may have the same or substantially similar investment objectives as the Company, face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments. Investment Objective Income and potential for capital appreciation Strategy Corporate debt and equity-linked debt with an average 2-3 years remaining maturities Current Distribution6 7.35% per annum of the Public Offering Price - No distributions may be paid Public Offering Price $10.15 Minimum Investment $5,000 Distributions Paid Twice Monthly Purchase Frequency Twice Monthly DRIP 95% of offering price Tender Offer Program2 20% of weighted average number of shares outstanding in the prior calendar year (5% quarterly) Valuations Quarterly, public reporting and audited financial statements Current Leverage 0% (No margin or swaps) Average Maturity of Portfolio 2.71 years as of 9/30/2013 Investment Time Horizon3 Exit Plan (4-5 Years post offering) Offering Size $750,000,000 Inception Date July 10, 2012 Offering Close Date TBD Tax Reporting 1099 Investor Eligibility4 Net worth of at least $70,000 and annual gross income of at least $70,000; or a net worth of at least $250,000 Management Fees5 (No acquisition, disposition, loan, or origination fees) 2.0%-1.5% declining management fee 20% incentive fee on income, above the preferred annual 8% return to investors 20% incentive fee on capital gains 1 For further information regarding the Offering features see the prospectus. Investments in this security involve a high degree of risk and should only be considered by investors who can withstand the entire loss of their investment. Prospective investors should carefully review the "Risk Factors" section of the prospectus. 2 At the discretion of and terms set forth by the VII Peaks Board of Directors. 3 Board must recommend to list, merge or liquidate within four years of offering completion. 4 Net worth does not include home, furnishings or personal automobiles. Program may not be effective in all states. The following states have additional suitability standards: AL, CA, KS, KY, IA, ME, MA, NE, NJ, NM, ND, OK, OR, and TN. See the "Suitability Standards" section of the prospectus. 5The potential for our Manager to earn incentive fees under the investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests. 6Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular twice monthly cash distribution per share without compounding), divided by the current public offering price per share. The distribution rate was calculated including all fees and expenses. Past performance is no guarantee of future results. Securities offered through Axiom Capital Management, Inc, Member FINRA/SIPC 100 Pine Street, Suite 500 | San Francisco, CA 94111 | 877-410-1250 | viipeaksbdc@viipeakscapital.com | viipeaksbdc.com

Investment Strategy The BDC will employ a proprietary "Co-Optivist™" ("cooperative activism") approach in executing the investment strategy. We intend to utilize this strategy to acquire positions in corporate debt and equity-linked debt of target companies with the goal of restructuring the underlying debt to de-lever the balance sheets and improve the overall liquidity of the target companies. Our cooperative activism approach includes proactively engaging the target company's management team on average 24 months prior to a redemption event. VII Peaks Returns Strategy 7No level of distributions may be expected. An investor may lose money by investing in the Fund. Additional Risk Factors We do not currently intend to list our shares on any securities exchange and do not expect a public market to develop for the foreseeable future. Because there is no public trading market for our shares, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our tender offer program. Therefore, shareholders should not expect to sell their shares promptly or at a desired price. A liquidity event may not be recommended by our Board for up to four years following the completion of a public offering (or any subsequent follow-on offerings). While we intend to conduct quarterly tender offers for up to 20% of the weighted average number of shares outstanding in the prior calendar year (5.0% quarterly), pursuant to our share repurchase program, beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time. Shares may be repurchased at a price less than the current offering price. See Tender Offer Program section of the Prospectus for full disclosure. We are a recently formed entity with limited operating history. If we fail to qualify for or maintain regulated investment company (RIC) tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. For further details of risks relevant to the offering, prospective investors should carefully review the "Risk Factors" section in the Prospectus. Investments in this security involve a high degree of risk and should only be considered by investors who can withstand the entire loss of their investment. A Business Development Company (BDC) is a form of private equity in the United States that invests in small and mid-sized businesses. This form of company was created by Congress in 1980 as amendments to the Investment Company Act of 1940 Past performance is no guarantee of future results. Securities offered through Axiom Capital Management, Inc, Member FINRA/SIPC 100 Pine Street, Suite 500 | San Francisco, CA 94111 | 877-410-1250 | viipeaksbdc@viipeakscapital.com | viipeaksbdc.com